UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 12, 2026

NOODLES & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-35987	84-1303469
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

520 Zang Street, Suite D
Broomfield,	CO	80021
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 214-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	NDLS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reverse Stock Split

Noodles & Company (the “Company”) held a Special Meeting of Stockholders on February 4, 2026 (the “Special Meeting”) as described in the Company’s definitive proxy statement on Schedule 14A for the Special Meeting, filed with the Securities and Exchange Commission (the “SEC”) on December 22, 2025. As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on February 4, 2026, at the Special Meeting, the Company’s stockholders approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s issued Class A Common Stock, par value $0.01 per share (the “Common Stock”), at a ratio in the range of 1-for-2 to 1-for-15, with such ratio to be determined at the discretion of the board of directors of the Company (the “Board”) and with such action to be effected at such time and date, if at all, as determined by the Board within one year after the conclusion of the Special Meeting.

As also previously announced, following the Special Meeting, the Board approved the filing of a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”) to effect a reverse stock split at a ratio of 1-for-8 (the “Reverse Stock Split”). The Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware to effect the Reverse Stock Split on February 12, 2026, with the Reverse Stock Split to become effective at 12:01 a.m. Eastern Time on February 18, 2026 (the “Effective Time”). The Reverse Stock Split is being implemented with the goal of bringing the Company into compliance with the $1.00 minimum bid price requirement for maintaining its listing on the Nasdaq Global Select Market.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Trading Symbol; New CUSIP

The Common Stock will open for trading on The Nasdaq Global Select Market on a reverse split-adjusted basis on February 18, 2026 under the existing trading symbol “NDLS.” The new CUSIP number for the Common Stock following the Reverse Stock Split will be 65540B 303.

Split Adjustment; Treatment of Fractional Shares

As a result of the Reverse Stock Split, each eight (8) pre-split shares of Common Stock outstanding or held by the Company as treasury stock immediately prior to the Effective Time will automatically combine and convert into one (1) new share of Common Stock without any action on the part of the holders. The Reverse Stock Split will not change the par value of the Common Stock.

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, the Company’s holders of record who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. Our transfer agent, Equiniti Trust Company, LLC, is acting as the exchange agent for the Reverse Stock Split. Registered stockholders holding pre-split shares of Common Stock electronically in book-entry form are not required to take any action to receive post-split shares. Stockholders owning shares via a broker, bank, trust or other nominee will have their positions automatically adjusted to reflect the Reverse Stock Split, subject to such broker’s particular processes, and will not be required to take any action in connection with the Reverse Stock Split. Cash will not be paid for fractional shares.

Upon the Effective Time, the terms of equity awards granted under the Company’s equity plans, including the per share exercise price of options, the number of shares issuable under such options and the number of shares delivered upon the vesting and settlement of a restricted stock unit or a performance share unit will be proportionally adjusted to maintain their economic value, subject to adjustments for any fractional shares as described in such equity plans. In addition, the total number of shares of Common Stock that may be the subject of future grants under the equity plans, as well as any plan limits on the size of such grants, will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Item 8.01 Other Events.

The information provided in Item 5.03 is hereby incorporated by reference.

The Company has registration statements on Form S-3 (File No. 333-225238, 333-217760) and registration statements on Form S-8 (File No. 333-281490, 333-272120, 333-189878, 333-189877) on file with the SEC. SEC regulations permit the Company to incorporate by reference future filings made with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offerings covered by registration statements filed on Form S-3 or Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this Item 8.01 of this Current Report on Form 8-K is therefore intended to be automatically incorporated by reference into each of the active registration statements listed above, thereby amending them. Pursuant to Rule 416(b) under the Securities Act, the amount of undistributed shares of Common Stock deemed to be covered by the effective registration statements of the Company described above are proportionately reduced as of the Effective Time to give effect to the Reverse Stock Split.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict, including statements regarding the Company’s plans to implement the Reverse Stock Split and ability to regain and maintain compliance with Nasdaq’s continued listing requirements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms and similar expressions intended to identify forward-looking statements. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements, including, without limitation, due to risks related to the Company’s ability to implement the Reverse Stock Split, the Company’s ability to regain compliance with Nasdaq’s continued listing requirements or otherwise maintain compliance with any other listing requirement of The Nasdaq Global Select Market, the impact of any delisting of the Common Stock from The Nasdaq Global Select Market and the other risks set forth in the Company’s filings with the Securities and Exchange Commission. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this Current Report on Form 8-K, except as may be required by applicable law or regulation.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Noodles & Company
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noodles & Company

DATE: February 13, 2026	By:	/s/ MIKE HYNES
	Name:	Mike Hynes
	Title:	Chief Financial Officer